IONA Technologies Joins Forces with Progress Software June 25, 2008

The News Progress to acquire IONA Technologies Acquisition price is $4:05 per share in cash Acquisition expected to close in September All IONA product lines expected to be supported and advanced

The Progress Mission The Progress Mission To deliver superior software products and services that empower our partners and customers to dramatically improve their development, deployment, integration and management of quality applications worldwide.

Progress Software
Superior Products Across All Product Lines

	OpenEdge	Business Application Platform Integrated platform optimized for business
SOA Portfolio	**Apama**	Complex Event Processing Market leading CEP platform
	Sonic	Enterprise Service Bus World's first and market leading ESB
	Actional	SOA Management Leading enterprise-class SOA management
	Shadow	Mainframe Integration First unified mainframe integration platform
	DataXtend	Data Interoperability First model-driven semantic data integration
	DataDirect	Data Connectivity Market leader in data connectivity
	EasyAsk	Natural Language Search and Query First and leading natural language query
	ObjectStore	Object Data Management Market leading object database

4 PROGRESS SOFTWARE CONFIDENTIAL
© 2008 Progress Software Corporation

Progress Software Global Customer Presence

Progress Software Annual Revenue and Non-GAAP EPS Total Annual Revenue Non-GAAP EPS** 10% Growth: 6% Growth: 29% * * * 10% * 10% 4% **Non-GAAP operating income excludes amortization of acquired intangibles, in-process research and development, other acquisition related expenses, stock-based compensation and tax benefit. See reconciliation to GAAP results on our Web site. *Per Analysts Estimates obtained from First Call 28 Consecutive Quarters of Year-on-Year Revenue Growth 23 Consecutive Years of Operating Income

Why Progress + IONA? Strengthen position as leader in independent, standards- based, heterogeneous, distributed SOA infrastructure Extend the reach of the Progress SOA Portfolio with leading-edge technology for the widest variety of heterogeneous deployment options & interoperability Support and deepen relationships with the impressive and long-standing IONA customer base Leverage innovation in open source Add a world-class team that has built a reputation for addressing the most complex systems integration challenges

IONA Technologies Like Progress, an "independent" SOA infrastructure vendor Best-in-class technology 15-year history delivering standards-based integration for high-performance systems Development centers in Dublin (Ireland), Waltham (MA), and St. John's (Canada) Foundation technology in hundreds of large-scale, mission- critical systems for the Global 2000 Focus on standards and open source innovation Early pioneers in standards-based integration Plays a key role in open source efforts

IONA Technologies Customers Strength in telecom, financial services, government, and manufacturing industry segments Customers Include World's Largest Firms 80% of Global Telecom 70% of Financial Services in Global 100

IONA Technologies: Solving Credit Suisse' Integration Challenges with CORBA 1,500 services in production 100,000+ users 1 billion transactions/year 73% cost reduction for systems development and integration Reuse of 70% of services

IONA Product Lines Orbix - The industry-leading middleware for CORBA standards-based integration Artix - Standards-based high-performance SOA infrastructure products FUSE - Professional open source for SOA integration

SOA Management Complex Event Processing Business Process Management Mainframe Integration Enterprise Service Bus Registry/ Repository Data Interoperability Enterprise Messaging Partners Partners The Progress SOA Portfolio Actional Apama Shadow DataXtend Sonic Sonic

The Expanded Progress SOA Portfolio



Enterprise Service Bus
Sonic – Distributed Integration Network
Artix – Heterogeneous Endpoints: from legacy to latest standards
Enterprise Messaging
Sonic
Data Interoperability
DataXtend – Telco
Artix – Financial Services
Mainframe Integration
Shadow – Services, Events, & Data
Artix – C++/CORBA Enablement
Complex Event Processing
Apama
Business Process Management
Partners
Registry/Repository
Artix – Deployment Repository
Partners – Governance Repository
SOA Management
Actional
Actional for Artix

Combined Strengths The most comprehensive product offering for standards-based, heterogeneous, distributed SOA infrastructure Interoperability across the combined SOA Portfolio Increased global distribution and sales capacity Strong bases in multiple industry segments with expanded vertical solutions The know-how to use the open source development & distribution model for market expansion A truly independent alternative to the stack vendors - from both business and technical perspectives

Leading-Edge IONA Technology IONA technology addresses demanding customer requirements Service-enables a wide range of applications in performance-demanding, heterogeneous IT environments Capitalizes on the adoption of key standards and open source technologies Battle-tested in the most rigorous IT environments Artix products complement existing SOA Portfolio offerings Increases flexibility to use more integration styles, integrate more kinds of systems, and leverage emerging standards Rarely compete in customer engagements since products largely address complementary problems To complement and extend the reach of the SOA Portfolio

New Endpoint Enablement Options CORBA Environments C++ Environments Full Web service runtime framework for C++ Transactions: Tuxedo, CORBA OTS, WS-AT Proprietary MOMs: IBM WebSphere MQ, TIBCO RV Java Environments Builds on popular Spring open source framework Deploys in any Java environment including POJO, Java EE, Tomcat, and OSGi ..NET Environments WCF Connect plugs directly into Microsoft environments Connect BizTalk and .NET applications with CORBA, Sonic ESB, and Java EE For the widest variety of heterogeneous deployment options

End-to-End SOA Integration Artix: Service enablement of heterogeneous endpoints Supports a variety of application platforms and legacy technologies including CORBA Lightweight, embedded model supports the widest variety of SOA deployment options Sonic: Distributed integration network Enterprise-grade, continuously available communications infrastructure Distributed management infrastructure facilitates global control with local autonomy Integrates standards-based services - including those created with Artix Standards alignment - WS-*, JMS, and BPEL 2.0 For all pieces of the integration puzzle

Data Interoperability Solutions for Financial Services

Artix Data Services for the widest data interoperability

- Comprehensive libraries include message types, validation rules, and test cases
- Financial services focus parallel to the Progress® DataXtend ® Semantic Integrator telecom go-to-market focus

Pre-built and supported Standards Libraries

SWIFT Ready 2006 Messaging Library		ISO	EPC SEPA	FpML Financial products Markup Language	FIX www.FIXprotocol.org	TWIST
SWIFT MT SR2002 SR2003 SR2005 SR2006 SR2007	SWIFTNet MX FUNDS E&I TSU FpML	ISO20022 CusttoBankPmt ExcptAndInvest InvmntFunds Distribution PmtsClrngSttlmnt PmtsInit	Credit Transfer Scheme Direct Debit Scheme	OTC Derivatives DTCC Deriv/SERV SwapsWire SWML	FIX 4.0-4.4, 5.0 FIXml 4.4, 5.0	TWIST SR June 2006

18
PROGRESS SOFTWARE CONFIDENTIAL
© 2008 Progress Software Corporation

Progress is Committed to Supporting IONA Customers Progress will advance the CORBA business and the customer base Orbix 3, Orbix 6, Orbix Mainframe and Orbacus product lines will be maintained and evolved according to the needs of key customers The Artix product line will be advanced and included into the Progress SOA Portfolio Leadership and participation in the open source projects as well as the FUSE business will be advanced The Progress SOA Portfolio expands the range of options for Orbix, Artix, and Fuse customers looking to build out an SOA To support the IONA base

Expanding the Market Opportunity Standards-based interoperability provides expanded product choices Horizontal Offerings Actional SOA Management for Artix ready for release SonicMQ for large-scale messaging needs Apama to address IONA customer needs for complex event processing (CEP) Artix "smart endpoints" increases options for SOA Portfolio customers Vertical Offerings OSS/BSS Integration through DataXtend SI for the IONA telecom base SWIFT/FpML/ISO20022 support is important to Progress financial services customers To deepen relationships with both customer bases

Open Source Projects and Business Advance open source projects Commitment to Apache and Eclipse communities through project leadership and contribution of innovative technology Popular open source projects offered as FUSE professional open source are de facto industry standards Apache CXF - next-generation Web services stack Apache ServiceMix - JBI container Apache ActiveMQ - JMS messaging system Apache Camel - implementation of well-known Enterprise Integration Patterns Monetize and leverage open source adoption Seed SOA integration and enterprise messaging technology into the market Provide complementary SOA Portfolio products Grow subscription-based FUSE open source business To leverage innovation in open source

Progress + IONA The most comprehensive product offering for standards-based, heterogeneous, distributed SOA infrastructure Interoperability across the combined SOA Portfolio Increased global distribution and sales capacity Strong bases in multiple industry segments with expanded vertical solutions The know-how to use the open source development & distribution model for market expansion A truly independent alternative to the stack vendors - from both business and technical perspectives

About the Transaction The acquisition will be effected by means of a "scheme of arrangement" under Irish law pursuant to which a wholly owned subsidiary of Progress Software, SPK Acquisitions Limited, will acquire all of the outstanding securities of IONA not already owned by Progress Software or its wholly-owned subsidiaries from IONA shareholders for cash. The acquisition will be subject to the terms and conditions to be set forth in the scheme of arrangement document to be delivered to IONA shareholders. To become effective, the scheme of arrangement requires, among other things, the approval of a majority in number of IONA shareholders, present and voting either in person or by proxy, representing 75% or more in value of the IONA shares held by such holders. The acquisition is also subject to regulatory approval in the U.S. and the approval of the Irish High Court. Assuming the necessary approvals are obtained and all conditions have been satisfied, the acquisition will become effective upon delivery to the Registrar of Companies in Ireland of the court order of the Irish High Court sanctioning the scheme. Upon the acquisition becoming effective, it will be binding on all IONA shareholders.

Legal Information - Presentation of Information, Bases and Sources The sources and bases for the information contained in this document are as follows: Reference to arrangements in place between Progress and IONA regarding the Acquisition are sourced from the terms of the implementation agreement dated 25 June 2008 or the announcement issued pursuant to Rule 2.5 of the Irish Takeover Rules on 25 June 2008. [Except as otherwise stated, IONA's product, customer and corporate information is sourced from material available on IONA's website www.iona.com or included in IONA's public filings with the Securities and Exchange Commission.] Except as otherwise stated, Progress product, customer and corporate information is sourced from material available on Progress' website www.progress.com or included in Progress' public filings with the Securities and Exchange Commission. The annual revenue information on page 6 relating to Progress Software is extracted from the audited consolidated financial statements of Progress Software for the 2005, 2006 and 2007 financial years. The estimate of revenue for Progress Software for the 2008 financial year is sourced from analysts estimates obtained from First Call. The non-GAAP earnings per share information, including reconciliation to GAAP results, for the 2005, 2006 and 2007 financial years is sourced from Progress Software's Web site. The estimate of non-GAAP earnings per share for Progress Software for the 2008 financial year is sourced from analysts estimates obtained from First Call.

Legal Information The directors of IONA accept responsibility for the information contained in this document relating to IONA , the IONA Group, the directors of IONA and members of their immediate families, related trusts and persons connected with them and the recommendation and related opinions of the Board of IONA contained herein. To the best of the knowledge and belief of the directors of IONA (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. The directors of Progress Software and the directors of Progress Software's subsidiary, SPK Acquisitions Limited ("SPK"), accept responsibility for the information contained in this document, other than that relating to IONA , the IONA Group, the directors of IONA and members of their immediate families, related trusts and persons connected with them and the recommendation and related opinions of the Board of IONA contained herein To the best of the knowledge and belief of the directors of SPK and the directors of Progress (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information. Lehman Brothers, which is regulated under the laws of the United States of America, is acting exclusively for the Board of IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than the Board of IONA for providing the protections afforded to clients of Lehman Brothers or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein. Goodbody Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for SPK and Progress and no one else in connection with the Acquisition and will not be responsible to anyone other than SPK and Progress for providing the protections afforded to customers of Goodbody Corporate Finance or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein. Any person who is a holder of 1% or more of the share capital of IONA may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the acquisition. The distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the acquisition are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction where it would be unlawful to do so. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. This press release does not constitute an offer or invitation to purchase, sell, subscribe or exchange or the solicitation of an offer to purchase, sell, subscribe or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition, the scheme of arrangement or otherwise. Certain items in this announcement may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as "anticipates", "can", "estimates", "believe", "expects", "projects", "will", "might", or other words indicating a statement about the future. These statements are based on our current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. We can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: uncertainties as to the timing of the closing of Progress Software's acquisition of IONA; uncertainties as to whether the shareholders of IONA will vote in favor of IONA's acquisition by Progress Software; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress Software's or IONA's control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA's business will be successfully integrated with Progress Software's business; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Progress Software and IONA, including the Annual Report on Form 10-K fled by Progress Software on January 29, 2008, as well as the Quarterly Report on Form 10-Q filed by Progress Software on April 9, 2008, and the Annual Report on Form 10-K filed by IONA on March 14, 2008, as well as the Quarterly Report on Form 10-Q filed by IONA on May 12, 2008. Such forward-looking statements speak only as of the date of this announcement. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Important Additional Information and Where to Find It Important Additional Information and Where to Find It In connection with the acquisition, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme of arrangement document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme of arrangement document) and the other relevant materials when they become available because they will contain important information about Progress, IONA and the proposed acquisition and related matters. The proxy statement (comprising the scheme of arrangement document) and other relevant materials (when they become available), and any and all documents filed by Progress Software and IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission's web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by Progress Software by directing a written request to Progress Software, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations, and by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME OF ARRANGEMENT DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION. As of the date of this press release, Progress Software and its subsidiaries own 362,000 IONA shares in total, representing approximately 0.99 per cent of the issued share capital of IONA and have an economic interest, through contracts for difference, in 1,442,873 IONA shares in total, representing approximately 3.95 per cent of the issued share capital of IONA. Progress Software, SPK Acquisitions Limited and IONA Technologies plc and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the acquisition. Information about those executive officers and directors of Progress is set forth in Progress Software's Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008, the proxy statement for Progress Software's 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on 24 March 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission, Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA's Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008, and the proxy statement for IONA's 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on 29 April 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of Progress Software, SPK Acquisitions Limited, IONA and their respective executive officers and directors in the acquisition by reading the proxy statement (comprising the scheme of arrangement document) and other filings referred to above. Progress is a registered trademark of Progress Software Corporation or one of its affiliates or subsidiaries in the U.S. and other countries. Any other trademark contained herein are the property of their respective owners. IONA, IONA Technologies, the IONA logo, Orbix, High Performance Integration, Artix, FUSE and Making Software Work Together are trademarks or registered trademarks of IONA Technologies PLC and/or its subsidiaries. CORBA is a trademark or registered trademark of the Object Management Group, Inc. in the United States and other countries. All other trademarks that may appear herein are the property of their respective owners.

Contact Information John Stewart Corporate Communications 781-280-4101 jstewart@progress.com Paul LaBelle Analyst Relations 781-280-4147 plabelle@progress.com